SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) APRIL 22, 2003
                        ROTARY POWER INTERNATIONAL, INC.

               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    1-12756                  13-3632860
-----------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)             File Number)         Identification No.)

             POST OFFICE BOX 128, WOOD-RIDGE, NEW JERSEY 07075-0128
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 741-6809

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Board of Directors has ratified the following Agreement:

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made effective this 22ND day of April, 2003 (the "Effective Date") by and between ROTARY POWER INTERNATIONAL, INC., a publicly-held Delaware corporation with its principal place of business at P.O. Box 128, Wood-Ridge, New Jersey 07075-0128, ("Purchaser"), and NCE Ltd., a privately-held Belize corporation with its principal mailing address to NCE Ltd. C/o Westglobe PO Box 613162, Dallas, Texas 75261 ("NCE") and StockDefenders Inc., a privately-held Panama corporation with its registered office at 34-20 Calle 34, Panama 5, Panama ("SD"). NCE and SD are hereinafter collectively referred to as "Sellers."

                              W I T N E S S E T H:

     WHEREAS, the Purchaser entered into a contract, dated February 28, 2003, to purchase a 51% interest in Envirotech Rotary Power Inc. ("ERP"), which contract has been ratified by the Purchaser's Board of Directors and all of the terms of which remain in full force and effect, and Purchaser now desires to purchase the remaining 49% of the outstanding stock in ERP from its shareholders, thereby making ERP a wholly owned subsidiary of the Purchaser, and

     WHEREAS, NCE is the title owner of 2,070,000 shares of ERP and SD is the title owner of 2,830,000 shares of ERP (collectively the 4,900,000 shares of ERP held by NCE and SD referred to hereinafter as the "Shares" or "Stock"), which represent all of the issued shares of ERP not currently under contract to Purchaser, and

     WHEREAS, Purchaser desires to purchase from the Sellers and the Sellers desire to sell to Purchaser the Shares, upon the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual provisions, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to be legally bound as follows:

ARTICLE I
                           Purchase and Sale of Shares

     1.1 Purchase and Sale of Shares. The Sellers hereby agree to sell, issue and deliver the Shares to Purchaser, which shares are presently evidenced by Stock Certificate Nos 1 and 2 of ERP.

     1.2 Purchase Price.
         --------------

     (a) Payment. In consideration and exchange for the transfer of the purchased Shares, Purchaser hereby agrees to issue to NCE 2,070,000 newly issued shares of Purchaser's authorized common voting stock and issue to SD 2,830,000 newly issued shares of Purchaser's authorized common voting stock, for an aggregate of 4,900,000 shares of Purchaser's common stock (the "Purchase Price"), to be delivered to the Sellers with or in conjunction with this executed Agreement, evidenced by the requisite stock certificates of Purchaser titled to the Sellers respectively. The common shares of Purchaser shall be "restricted shares" as the term is used in rule 144 of the Securities Act of 1933 (the "Act").

     (b) Closing Date. Subject to the terms and conditions of this Agreement, the closing of the transaction contemplated by this Agreement will take place simultaneous with the execution of this Agreement, or at such other time and place as may be mutually agreed upon by the parties hereto in writing, but in any event effective as of the Effective Date.

ARTICLE II
              Representations, Warranties and Covenants of Sellers

     The Sellers represent, warrant and covenant to Purchaser as follows:

     2.1 Corporate Existence, Good Standing. NCE is a corporation duly organized, validly existing and in good standing under the laws of Belize, has the corporate power and authority to carry on its business as now conducted, and is duly authorized to sell its Shares to Purchaser. SD is a corporation duly organized, validly existing and in good standing under the laws of Panama, has the corporate power and authority to carry on its business as now conducted, and is duly authorized to sell its Shares to Purchaser.

     2.2 Broker. In the negotiations leading up to the sale of the Shares, Sellers have not retained or utilized the services of any broker, finder or intermediary, or paid or agreed to pay any fee or commission to any such person for or on account of the transaction contemplated hereby or any similar proposed transaction, or had any communications with any person which would obligate the Purchaser to pay any such fee or commission.

     2.3 Binding Obligation. This Agreement constitutes a valid and legally binding agreement of the Sellers, which when executed and delivered in accordance with the provisions hereof, shall be valid and legally binding upon the Sellers in accordance with its terms.

     2.4 Litigation; Compliance with Law. There is no action, proceeding or investigation pending or threatened against or involving the Sellers which, if adversely determined, would have a materially adverse effect on the Sellers or which questions or challenges the validity of this Agreement or any action taken or to be taken by Sellers pursuant to this Agreement or in connection with the transaction contemplated hereby.

                                  ARTICLE III
             Representations, Warranties and Covenants of Purchaser

     Purchaser hereby represents, warrants and covenants to Sellers as follows:

     3.1 Authorization. This Agreement constitutes a valid and legally binding agreement of Purchaser, which when executed and delivered in accordance with the provisions hereof, shall be valid and legally binding upon Purchaser in accordance with its terms.

     3.2 Broker. In the negotiations leading up to the sale of the Shares, Purchaser has not retained or utilized the services of any broker, finder or intermediary, or paid or agreed to pay any fee or commission to any such person for or on account of the transaction contemplated hereby or any similar proposed transaction, or had any communications with any person which would obligate Seller to pay any such fee or commission.

     3.3 Acquisition of Purchased Shares. Purchaser is acquiring the Shares for its own account, and not for the account or beneficial interest of any other person, and the Shares are not being acquired with a view for resale or transfer thereof in violation of any securities law. Purchaser acknowledges that the Shares constitute the equity of a privately held corporation, have not been registered under the laws of the State of Florida and/or any other applicable State securities laws, and that any future transfer of such Shares may not be permitted unless an exemption is obtained from the registration provisions of any securities laws.

     3.4 The 4,900,000 shares of Purchaser's common voting stock issued to Sellers under this Agreement as payment for the Shares shall be lawfully issued, fully paid, and non-assessable.

3.5        Representations Regarding Securities Laws.

     (a) Purchaser acknowledges and understands that the Stock is being offered to the Purchaser only because Purchaser is familiar with the business operations of ERP, the finances of ERP and the potential risks that accompany ERP's business.

     (b) Purchaser acknowledges that Purchaser has been given full and fair access to all material information, including, but not limited to, all underlying documents in connection with the transaction contemplated in this Agreement, books and records of ERP as well as such other information as Purchaser deems necessary or appropriate as a prudent and knowledgeable purchaser in evaluating the purchase of the Stock. Purchaser acknowledges that the Sellers have made available to Purchaser the opportunity to obtain additional information to verify the accuracy of all such information, and to evaluate the merits and risks of Purchaser's investment. Purchaser acknowledges that Purchaser has had the opportunity to ask questions of, and receive satisfactory answers from, the officers, directors and key agents of the Sellers concerning the terms and conditions of the sale of the Stock and the business of ERP and to verify all such information.

     (c) Purchaser acknowledges that this Agreement has not been filed with, scrutinized, reviewed, passed upon, or recommended by the United States Securities And Exchange Commission or by any state securities regulatory agency.

     (d) Purchaser understands that the offer and sale of the Stock is being made by means of an unregistered private sale of the Stock made in reliance upon specific securities and/or transactional registration exemptions from state and federal securities laws, and that the availability of such exemption(s) is determined primarily by the veracity of the representations made by the Purchaser and the facts surrounding Purchaser's status as a qualified accredited and/or sophisticated, long-term purchaser and investor.

     (e) Purchaser understands (i) that there will be no market for the unregistered shares of Stock and none is likely to develop; (ii) that there are substantial restrictions on the transferability by the Purchaser of the shares of Stock pursuant to state and federal securities laws; (iii) that the shares of Stock are not, have not been, may not be, and Purchaser has no understanding or right to require that the Stock be, registered under the Act or under any state securities laws; (iv) that there will be no public market for the shares of the Stock at the time of their purchase; (v) that the Purchaser may not be able to avail himself or herself of the provisions of Rule 144 of the Act adopted by The Securities and Exchange Commission with respect to any resale of the shares of the Stock; and (vi) accordingly, that the Purchaser may have to hold the shares of the Stock indefinitely and possibly may not liquidate its investment or transfer any shares of the Stock without potential adverse financial consequences and, therefore, the shares of the Stock must not be purchased unless the Purchaser has liquid assets sufficient to assure that Purchaser's purchase will cause no undue financial hardship.

     (f) PURCHASER UNDERSTANDS THAT THE SHARES OF THE STOCK ARE SPECULATIVE INVESTMENTS, WHICH INVOLVE A HIGH DEGREE OF RISK OF IMMEDIATE LOSS BY PURCHASER OF ITS ENTIRE INVESTMENT. PURCHASER IS AWARE THAT ERP HAS LIMITED OPERATION AND WORKING CAPITAL AND IS PRESENTLY NOT GENERATING SUFFICIENT REVENUES TO ACHIEVE ITS LONG TERM BUSINESS OBJECTIVES.

     (g) Purchaser has no need for liquidity of Purchaser's investment in the Shares.

     (h) Purchaser is acquiring the Stock for Purchaser's own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and Purchaser has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

     (i) Purchaser represents that all information which Purchaser has provided to the Sellers concerning Purchaser's financial position and knowledge of financial business matters is true, accurate and complete as of the date of Purchaser's execution of this Agreement, and if there should be any material change in such information prior to Closing, Purchaser will immediately provide the Sellers with such information.

     (j) Purchaser has such knowledge, sophistication and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in ERP and is able to bear such risks, and has obtained, in the Purchaser's judgment, sufficient information to evaluate the merits and risks of such investment. Purchaser has fully evaluated the risks of investing in ERP and has determined that such investment is a suitable investment for the Purchaser, and is in the best interests of RPI and its shareholders. Purchaser has not utilized any other person as a purchaser representative in connection with evaluating such merits and risks, or if such a purchaser representative has been used, said representative has been disclosed to the Sellers.

     (k) Purchaser acknowledges that the Stock has not been registered under the Act, as amended or the Florida Securities and Investor Protection Act ("Florida Act"), by reason of specific exemptions thereunder and, as such, the Stock cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Act, as amended, or the laws of the State of Florida, if such registration is required.

                                   ARTICLE IV
                 Conditions Precedent to Purchaser's Obligations

     Each and every obligation of Purchaser under this Agreement to be performed at or before the Closing shall be subject to the fulfillment, at or before the Closing, of each of the following conditions:

     4.1 Representations, Warranties and Covenants True; Obligations Performed.
(i) The representations, warranties and covenants of the Sellers contained in this Agreement shall be true and correct in all material respects at and as of the time of the Closing, with the same force and effect as if made at and as of the time of the Closing; and (ii) the Sellers shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed by it at or prior to the Closing.

     4.2 Legal Actions. No action or proceeding shall have been instituted before a court or other governmental agency or body or by any public authority to restrain or prohibit the transactions contemplated hereby.

                                   ARTICLE V
                  Conditions Precedent to Seller's Obligations

     Each and every obligation of the Sellers under this Agreement to be performed at or before the Closing shall be subject to the fulfillment by Purchaser, at or before the Closing, of each of the following:

     5.1 Representations, Warranties and Covenants True; Obligations Performed.
(i) The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the time of the Closing, with the same force and effect as if made at and as of the time of the Closing; and (ii) Purchaser shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed by him, her or it at or prior to the Closing.

     5.2 Legal Actions. No action or proceeding shall have been instituted before a court or other governmental agency or body or by any public authority to restrain or prohibit the transactions contemplated hereby.

                                   ARTICLE VI
                          Termination and Abandonment

     6.1 Termination by Mutual Consent. This Agreement may be terminated and abandoned at any time prior to the Closing by mutual written action of Purchaser and Sellers.

                                  ARTICLE VII
                            Miscellaneous Provisions

     7.1 Amendment and Modification; Waiver, Etc. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement in any respect. Such party hereunder may waive any condition to a party's obligations.

     7.2 Notices. All notices, requests, demands and other communications hereunder shall be given by hand delivery to, or by certified or registered mail, return receipt requested (postage prepaid) to the principal addresses of the parties listed above. Notices shall be deemed to have been given at the time of delivery if transmission is by personal hand delivery or, if by mail, forty-eight (48) hours after deposited in a regularly maintained receptacle of the United States Post Office for mailing as aforesaid.

     7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. In the event of any dispute arising out of this Agreement, all parties hereby consent to the jurisdiction of the Florida Courts.

     7.4 Assignment. This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that no party shall be permitted to assign this Agreement without the prior written consent of all parties hereto.

     7.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.6 Headings. The headings and subheadings of this Agreement are inserted for convenience only and shall not constitute a part hereof.

     7.7 Legal Actions. Should any party hereto or any one acting for or on behalf of any party or claiming by, through or under any party bring action to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party any costs, fees and expenses (including court costs and reasonable attorneys' fees) incurred in defending or prosecuting the action or settling the claim including any costs and fees incurred as a result of any appeal.

     7.8 Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     7.9 Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made hereunder or in any exhibits, documents or discussions related hereto, and any rights or causes of action arising with respect to such representations, warranties and covenants, shall survive the Closing hereof and shall not terminate.

     7.10 Construction. The parties hereby acknowledge that the terms of the transactions set forth in this Agreement were negotiated by the parties and their separate legal counsel, and that this Agreement has been reviewed by the attorneys for both parties and determined to reflect the mutual understanding of the parties as to the terms of the transactions set forth herein; accordingly, notwithstanding the fact that this Agreement was prepared by the attorneys for Sellers, no presumption shall arise as to the construction of the terms of this Agreement in favor of Purchaser.

     7.11 Indemnification. The Sellers shall hold harmless and indemnify Purchaser from and against any and all manner of actions, causes of action, suits, covenants, liabilities, claims, debts, sums of money, damages, demands and rights whatsoever, including but not limited to tax liabilities of any nature whatsoever (all of which are hereinafter referred to as a "Claim" or "Claims"), in law or in equity, known of or unforeseen, now existing or which may hereafter be brought by any third party, for which the events, occurrences, or subject matter giving rise to such Claim(s) shall have arisen or occurred at any time prior to the Effective Date of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be entered into as of the Effective Date first set forth above.

     PURCHASER                                                   SELLERS


     By:  /s/ Larry Cooper                     By:  /s/ Nancy Lake
     ------------------------------------          ----------------------------
     ROTARY POWER INTERNATIONAL, INC.              NCE LTD.
     By: Larry Cooper                              By: Nancy Lake
     President & CEO                               Managing Director

     Attest:

     By:  /s/ Shirley M Harmon                  By  /s/ Timothy L Stewart
     -----------------------------------            ---------------------------
     Shirley M Harmon                               STOCKDEFENDERS INC.
     Corporate Secretary                        By: Timothy L. Stewart
                                                    President & CEO


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ROTARY POWER INTERNATIONAL, INC.


                        By: /s/ VIRGIL WENGER
                        ------------------------------------
                        Virgil Wenger
                        Chairman, Board of Directors

Dated: April 28, 2003


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